UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 29, 2005

                           FREQUENCY ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    1-8061                    11-1986657
(State or other jurisdiction       (Commission               (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)

55 Charles Lindbergh Blvd., Mitchel Field, NY                     11553
   (Address of principal executive offices)                     (Zip Code)

                          (516) 794-4500 (Registrant's
                     telephone number, including area code)

                                      NONE
      (Former name, address or fiscal year, if changed since last report)
       -----------------------------------------------------------------
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                Page 1 of 4 pages


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ITEM 8.01         OTHER EVENTS

     On September 29, 2005, the board of directors of registrant declared a cash dividend pursuant to its current policy for payment of cash dividends. The cash dividend is in the per share amount of $0.10 on the common stock of the registrant, payable on December 1, 2005 to stockholders of record of such stock at the close of business on October 31, 2005.
     Registrant's cash dividend policy calls for the declaration and payment of dividends to holders of registrant's common stock:

     a. Subject to the discretion and satisfaction of registrant's board of directors with registrant's financial condition, results of its operations, and its prospects for future investments in growth, at the time of the declaration of such dividends; and

     b. Subject to the discretion and satisfaction of the board as aforesaid in declaring such dividends, to be paid on each of June 1 and December 1 to the shareholders of record, respectively, at the close of business on April 30 and October 31.

ITEM 9.01 (c).    EXHIBITS.

    99.1 Press Release of Frequency Electronics, Inc., dated September 29, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 FREQUENCY ELECTRONICS, INC.



                                                 By:/s/ Alan Miller
                                                    ---------------
                                                      Alan Miller
                                                      Chief Financial Officer
                                                      and Treasurer

Dated: September 29, 2005

                                                                    Exhibit 99.1

                                  PRESS RELEASE

                        FEI DECLARES SEMI-ANNUAL DIVIDEND

Mitchel Field, NY, September 29, 2005- The Board of Directors of Frequency Electronics, Inc. (AMEX-FEI) has declared a cash dividend of $0.10 per share, payable on December 1, 2005 to shareholders of record on October 31, 2005. The Board took this action in conformance with its established policy regarding a semi-annual cash dividend.

About Frequency Electronics

Frequency Electronics, Inc. is a world leader in the design, development and manufacture of high-technology frequency, timing and synchronization products for satellite and terrestrial voice, video and data telecommunications. The Company's technologies provide unique solutions that are essential building blocks for the next generation of broadband wireless and fiber optic communications systems, for the ongoing expansion of existing wireless and wireline networks and for many major programs for the Department of Defense and other U.S. Government agencies. The Company has received over 60 awards of excellence for achievements in providing high performance electronic assemblies for over 120 space programs. The Company invests significant resources in research and development and in strategic acquisitions to expand its capabilities and markets. The Company's Gillam-FEI subsidiary provides the Company with expertise in wireline network synchronization and access to worldwide service providers. The FEI-Zyfer subsidiary provides secure timing ("SAASM") capabilities for critical military and commercial applications. Additional information is available on FEI's website: www.frequencyelectronics.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of
1995:
The Statements in this press release regarding future earnings and operations and other statements relating to the future constitute "forward-looking" statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, ability to integrate operations and personnel, actions by significant customers or competitors, general domestic and international economic conditions, consumer spending trends, reliance on key customers, continued acceptance of the Company's products in the marketplace, competitive factors, new products and technological changes, product prices and raw material costs, dependence upon third-party vendors, competitive developments, changes in manufacturing and transportation costs, the availability of capital, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

Contact information: General Joseph P. Franklin, telephone : (516) 794-4500
         WEBSITE: www.frequencyelectronics.com